SCUDDER

                                                                 January 1, 1996

Dear Scudder Investor,

Since January 1, 1995, Scudder Massachusetts Tax Free Fund's investment adviser, Scudder, Stevens & Clark, Inc., has maintained the Fund's total operating expenses at 0.75% of daily net assets. Effective immediately, the Fund will incur full operating expenses and fees. For the fiscal year ended March 31, 1995, actual expenses would have equaled 0.77% if total operating expenses had not been maintained. The prospectus language on the reverse side shows the effect of this change.

Please contact a Scudder Investor Relations representative at 1-800-225-2470 between 8 a.m. and 8 p.m., eastern time, Monday through Friday, should you have any questions about this or any other Scudder fund.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.













   This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                                  (over please)

Scudder Massachusetts Tax Free Fund
Supplement to Prospectus
Dated August 1, 1995

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Massachusetts Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                  NONE
     Commissions to reinvest dividends                                  NONE
     Redemption fees                                                    NONE*
     Fees to exchange shares                                            NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended March 31, 1995.

     Investment management fee                                          0.60%**
     12b-1 fees                                                         NONE
     Other expenses                                                     0.17%
                                                                       -----
     Total Fund operating expenses                                      0.77%**
                                                                       =====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

     1 Year          3 Years             5 Years              10 Years
     ------          -------             -------              --------
       $8              $25                 $43                  $95

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** The Adviser waived a portion of its fee so that the Fund's total operating expenses did not exceed: 0.25% of average daily net assets from April 1, 1994 to July 31, 1994, 0.50% from August 1, 1994 to December 31, 1994, and
     0.75% from January 1, 1995 to December 31, 1995. The above table shows what the fees and expenses would have been if the Adviser had not agreed to waive a portion of its fee. Actual expenses for the fiscal year ended March 31, 1995, with waiver, equaled 0.75% of average daily net assets.


January 1, 1996                                                  PS50/105-2A-125
                                                                 MIS12PS
                                                                 SFD12SU1